The Lincoln National Life Insurance Company:
Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated February 13, 2023
To the Product Prospectus dated May 1, 2022 for:
Lincoln MoneyGuard Market Advantage®

This Supplement discusses the availability of the Benefit Transfer Rider and the Flex Care Cash provision of the Long-Term Care Benefits Rider for existing Owners of Lincoln MoneyGuard Market Advantage®.

Please refer to the May 1, 2022 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.

This supplement is for informational purposes and requires no action on your part.

Beginning February 13, 2023, and subject to state availability, the Benefit Transfer Rider will be available to existing Owners.  In addition, the Flexible Care Cash provision of the Long-Term Care Benefits Rider will be available for up to 7 days per week for existing Owners.

Complete details about the Benefit Transfer Rider and the Flexible Care Cash provision of the Long-Term Care Benefits Rider can be found in an August 10, 2022 Supplement to the May 1, 2022 prospectus. You can find the prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.